SECOND AMENDMENT
                                       TO
                                 PROMISSORY NOTE

         THIS SECOND AMENDMENT TO PROMISSORY NOTE is made and entered into this the 9th day of February, 2004 by and between Innovo Group Inc., a Delaware corporation ("Maker") and MARC CROSSMAN ("Payee") (the "Second Amendment").

         WHEREAS, Maker has executed that certain promissory note in favor of Payee for the principal sum of Two Hundred Fifty Thousand and No/100 ($250,000.00) Dollars, together with interest thereon as set forth in the Promissory Note dated February 7, 2003 (the "Promissory Note");

         WHEREAS, the Promissory Note was originally due on August 8, 2003 with an option to extend the Promissory Note until February 9, 2004 at Maker's option and sole discretion prior to the original due date;

         WHEREAS, the due date for the Promissory Note was extended by Maker until February 9, 2004 pursuant to the terms in the Promissory Note by the First Amendment thereto;

         WHEREAS, Maker and Payee have agreed to extend the due date of the Promissory Note for an initial additional period of 90 days;

         WHEREAS, upon the expiration of the Extended Due Date (as defined herein), Payee may, at his option and sole discretion elect to further extend the due date of the Promissory Note for up to three (3) successive periods of 90 days each which such first successive period shall commence at 12:00 am on May 10, 2004 and expire at 11:59 pm 90 days thereafter and such additional extension shall continue at Payee's option and sole discretion until all such successive periods have been utilized;

         WHEREAS, Maker and Payee believe this Second Amendment to be in the best interest of the parties; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The due date of the Promissory Note shall be extended until 11:59 pm on May 9, 2005. (the "Extended Due Date"). Upon the expiration of the Extended Due Date, the Payee may, at his option and sole discretion, elect to further extend the due date of the Promissory Note for up to three (3) successive periods of 90 days each which such first successive period shall commence at 12:00 am on May 10, 2004 and expire at 11:59 p.m. 90 days thereafter and such additional extensions may continue at Payee's option and sole discretion until all such successive periods have been utilized.

         2. Evidence of Payee's successive extensions shall be made in writing signed by the Payee and acknowledged by the Maker in the form set forth on Exhibit A attached hereto.

         3. In the event Payee does not wish to extend the Promissory Note for any successive 90 day period, then the Promissory Note shall immediately become due and fully payable with all interest due thereunder in accordance with the terms of the Promissory Note.

         4. Interest shall continue to accrue at the rate and in the manner set forth in the Promissory Note. 5. All terms capitalized but not defined herein shall have the same meaning as set forth in the Promissory Note. 6. Except as modified herein, all other terms and conditions of the Promissory Note shall remain in full force and effect.

         IN WITNESS WHEREOF, Maker has caused this Second Amendment to be executed as of the date first written above.


                                     MAKER:

                                     INNOVO GROUP INC.

                                     By:      /s/ Samuel J. Furrow, Jr.
                                              ----------------------------------
                                              Samuel J. Furrow, Jr.

                                     Its:     Chief Executive Officer



                                     PAYEE:


                                     By:      /s/ Marc B. Crossman
                                              ----------------------------------
                                              Marc B. Crossman

                                                                       EXHIBIT A
                                                                       ---------


                    Election of Extension of Promissory Note
                    ----------------------------------------

         I, Marc B. Crossman, ("Payee") hereby elect to extend that certain Promissory Note executed in my favor by Maker for the principal sum of Two Hundred Fifty Thousand and No/100 ($250,000.00) Dollars, together with interest thereon as set forth in the Promissory Note dated February 7, 2003, for an
additional  90 day period  commencing  on                      and  expiring  on
                                          --------------------
--------------------.

                                        PAYEE:


                                        By:
                                                 -------------------------------
                                                 Marc B. Crossman


Acknowledged and agreed to by MAKER:

INNOVO GROUP INC.


By:
         ---------------------------
         Samuel J. Furrow, Jr.
Its:     Chief Executive Officer